EXHIBIT 10.2
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                     FIRST AMENDMENT TO PURCHASE AGREEMENT
                     -------------------------------------

                (North Hills Mall; North Richland Hills, Texas)


      This First Amendment To Purchase Agreement ("First Amendment") is made and entered into as of the 29th day of June, 1999, by and among NORTH HILLS MALL ASSOCIATES, an Illinois general partnership ("Seller"), NORTH HILLS, LTD., a Texas limited partnership ("NHL"), and THE KEST CHILDREN'S TRUST (the "Kest Trust", NHL and the Kest Trust are hereinafter individually and collectively called "Buyer"), with reference to the following facts:

      A. Seller and Buyer entered into that certain "Purchase Agreement" (the "Agreement") dated as of the 22nd day of June, 1999 (the "Execution Date"), pursuant to which Seller agreed to sell, and Buyer agreed to buy, that certain real property located in the City of North Richland Hills, County of Tarrant, State of Texas, consisting primarily of a shopping center sometimes known as the "North Hills Mall" (the "Property"). Unless otherwise defined herein, capitalized terms have the meanings defined in the Agreement.

      B. Seller and Buyer wish to modify and amend the Agreement subject and strictly in accordance with the terms of this First Amendment.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer hereby amend the Agreement as follows:

      1. Recitals. The recitals set forth above are not merely recitals, but form an integral part of this First Amendment.

      2. Due Diligence Extension Option. Upon Buyer's delivery of (i) advance written notice to Seller and (ii) an additional ONE HUNDRED THOUSAND DOLLARS ($100,000) in immediately available federal funds to Escrow Holder on or before 1:00 PM (Central time) on Thursday, July 15, 1999 (which funds shall thereafter be deemed an addition to and a part of the Escrow Deposit [in the aggregate amount of $300,000]), the Due Diligence Period, as defined in Section 4.B of the Agreement, shall be extended until 5:00 PM (Central time) on Friday, July 30, 1999.

      3. Addition to Exhibit "I" to Agreement. The following is hereby added to Exhibit "I" to the Agreement under the "Contempo Casuals" heading:

      "Fifth Lease Extension Agreement between North Hills Mall
Associates and The Wet Seal, Inc. dated June 18, 1999."

      4. Ratification of Purchase Agreement. Buyer and Seller hereby agree that except as expressly provided herein, the provisions of the Agreement shall be, and remain, in full force and effect (such Agreement being hereby ratified and confirmed by the parties hereto), and that if any provision of this First Amendment conflicts with the Agreement, then the provisions of this First Amendment shall prevail.

      5. Miscellaneous. This First Amendment may be executed in counterparts and delivered by facsimile transmission.

      IN WITNESS WHEREOF, the parties hereto have executed this First Amendment effective as of the date first set forth above.

                         BUYER:

                         NORTH HILLS, LTD.,
                         a Texas limited partnership

                         By:   BURK COLLINS & CO., INC.,
                               a Texas corporation,
                               its general partner

                               By:   _________________________

                               Name: _________________________

                               Title:_________________________



                         THE KEST CHILDREN'S TRUST


                         By:   _________________________
                               Michael Kest, Trustee



                         SELLER:

                         NORTH HILLS MALL ASSOCIATES,
                         an Illinois general partnership

                         By:   JMB Income Properties, Ltd.-X,
                               an Illinois limited partnership

                               By:   JMB Realty Corporation,
                                     a Delaware corporation,
                                     Its General Partner


                                     By:   _________________________

                                     Name: _________________________

                                     Title: ________________________